Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

25.	Subsequent events

Fourth Supplemental Indenture

On March 20, 2026, the Company entered into a fourth supplemental debenture indenture (the “Fourth Supplemental Indenture”) related to the Company’s unsecured convertible debentures issued on April 20, 2023, bearing interest at 12% per annum (Note 11).

The total amount owing under the convertible debentures will be comprised of the principal of CAD15.0 million and accrued to March 20, 2026 (the “Amount Due”). Pursuant to the Fourth Supplemental Indenture, and conditional upon the Company completing an equity financing of not less than CAD10.0 million on or before September 30, 2026, the following settlement terms will apply:

(1)	approximately CAD11.0 million of the Amount Due will be converted into common shares of the Company at the same price as the equity financing; and,

(2)	the remaining balance including accrued interest will be forgiven by the debenture holders.

If the Company does not complete the required financing by September 30, 2026, the Fourth Supplemental Indenture will terminate and the full Amount Due will remain payable in accordance with the original terms of the debentures.

M47 Block earn-in

Subsequent to year end, the Company, through a wholly owned subsidiary, entered into an agreement to earn a 29% working interest in the M47 block in exchange for total funding commitments of approximately $15.0 million. The earn-in is subject to the Company funding certain work program costs, including approximately $9.5 million for the 2026 work program and approximately $5.5 million for the 2027 work program. As part of the agreement, the Company is expected to fund a significant portion of the costs of initial drilling and seismic programs, after which costs will be shared based on participating interests. The earn-in is contingent upon the Company meeting its funding commitments.

Sale of PPE Turkey

In April 2026, the Company, through a subsidiary, entered into an agreement to sell all of the issued and outstanding shares of PPE Turkey, which holds the Company’s license interests in the SASB natural gas project and the Cendere oil field.

Under the terms of the agreement, the purchaser will assume the assets and liabilities associated with PPE Turkey. In connection with the transaction, the Company will retain a 7% gross overriding royalty on future production revenues from the underlying licenses. The royalty becomes payable once cumulative gross revenues from the licenses following closing exceed $7.5 million and may also be realized upon any future disposition of the licenses by the purchaser.

Unit issuance

Subsequent to year end, the Company issued 2,000,000 units for gross proceeds of CAD300,000. Each unit consists of one common share in the capital of the Company and one half of one common share purchase warrant. Each whole warrant is exercisable at CAD0.25 and shall be exercisable for a period of one (1) year from the date of issue.